Exhibit 99.2

FOR IMMEDIATE ISSUE

FOR:	MDC Partners Inc.	CONTACT:	Michaela Pewarski
	One World Trade Center, FL. 65		MDC Partners
	New York, NY 10007		646-429-1812
mpewarski@mdc-partners.com

MDC Partners Inc. Announces Amendments and Waivers to Notes are Operative

New York, New York (July 26, 2021)— MDC Partners Inc. (the “Issuer”) announced today that the amendments and waivers set out in the third supplemental indenture dated February 8, 2021 (the “Third Supplemental Indenture”) in respect of its its 7.500% Senior Notes due 2024, CUSIP C5429X AJ5 (Regulation S) and 552697 AQ7 (Rule 144A) (the “Notes”) are operative with immediate effect.

The Issuer solicited consents from holders of the Notes to certain proposed amendments and waivers (the “Proposed Amendments and Waivers”) to the indenture dated March 23, 2016 (as supplemental or amended from time to time, the “Indenture”) described in the consent solicitation statement dated January 21, 2021 previously provided by the Issuer to the holders of the Notes (“Holders”). On February 8, 2021, the Proposed Amendments and Waivers became effective, but not operative, by way of the Third Supplemental Indenture.

Pursuant to the Third Supplemental Indenture, the Proposed Amendments and Waivers will become operative and the terms of the Indenture shall be waived, amended, supplemented, modified or deleted in accordance therewith at such time (the “Operative Time”) as the Issuer makes an announcement via press release and sends a notice via DTC informing Holders and the trustee under the Indenture that the Proposed Amendments and Waivers are operative and indicating when the closing of the proposed transaction with Stagwell Media LP described therein (the “Proposed Transaction”) is expected to occur.

The Company hereby gives notice that the Proposed Amendments and Waivers are operative. The closing of the Proposed Transaction is expected to occur on August 2, 2021.

Prior to the Operative Time, the Issuer has delivered an irrevocable notice of redemption of the Notes. Accordingly, the conditions described in the consent solicitation statement in respect of the Proposed Amendments and Waivers dated January 21, 2021 to the payment of the Operative Time Payment (as defined therein) have not been fulfilled and such payment is not expected to be made.

None of the documents referred to herein have been filed with, or reviewed or approved by, any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy thereof, and it is unlawful and may be a criminal offense to make any representation to the contrary.

About the Issuer

MDC Partners Inc. is one of the most influential marketing and communications networks in the world. As “The Place Where Great Talent Lives,” MDC Partners Inc. is celebrated for its innovative advertising, public relations, branding, digital, social and event marketing agency partners, which are responsible for some of the most memorable and effective campaigns for the world's most respected brands. By leveraging technology, data analytics, insights and strategic consulting solutions, MDC Partners Inc. drives creative excellence, business growth and measurable return on marketing investment for over 1,700 clients worldwide. For more information about MDC Partners Inc. and its partner firms, visit our website at www.mdc-partners.com, sign up for investor-related updates and alerts, and follow us on LinkedIn.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about the Issuer’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of the Issuer, Stagwell and the combined company; information concerning the Proposed Transaction; the anticipated benefits of the Proposed Transaction; the likelihood of the Proposed Transaction being completed; the anticipated outcome of the Proposed Transaction; the tax impact of the Proposed Transaction on the Issuer and shareholders of the Issuer; the timing of the shareholder meeting to approve the Proposed Transaction; the shareholder approvals required for the Proposed Transaction; regulatory and stock exchange approval of the Proposed Transaction; and the timing of the implementation of the Proposed Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the Securities and Exchange Commission (the “SEC”).

These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Issuer’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the registration statement on Form S-4 filed on February 8, 2021, and as amended on March 29, 2021, April 21, 2021 and April 30, 2021 (the “Form S-4”), under the section entitled “Risk Factors” in the proxy statement/prospectus on Form 424B3 filed on May 10, 2021, as amended by the supplement to the proxy statement/prospectus on Form 8-K filed on July 12, 2021 (together with the Form S-4, the “Proxy Statement/Prospectus”), under the caption “Risk Factors” in the Issuer’s Annual Report on Form 10-K for the year-ended December 31, 2020 under Item 1A and under the caption “Risk Factors” in the Issuer’s Quarterly Report on Form 10-Q for the quarter-ended March 31, 2021 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Proposed Transaction or the occurrence of difficulties in connection with the Proposed Transaction;

•	adverse tax consequences in connection with the Proposed Transaction for the Issuer, its operations and its shareholders, that may differ from the expectations of the Issuer or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Issuer’s determination of value and computations of its tax attributes may result in increased tax costs;

•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Proposed Transaction;

•	the impact of uncertainty associated with the Proposed Transaction on the Issuer’s and Stagwell’s respective businesses;

•	direct or indirect costs associated with the Proposed Transaction, which could be greater than expected;

•	the risk that a condition to completion of the Proposed Transaction may not be satisfied and the Proposed Transaction may not be completed; and

•	the risk of parties challenging the Proposed Transaction or the impact of the Proposed Transaction on the Issuer’s debt arrangements.

You can obtain copies of the Issuer’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. The Issuer does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Issuer and New MDC LLC (“New MDC”) have filed with the SEC the Proxy Statement/Prospectus. This communication is not a substitute for the Proxy Statement/Prospectus or any other document the Issuer may file with the SEC in connection with the Proposed Transaction.

INVESTORS AND SECURITYHOLDERS OF THE ISSUER ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS, REGARDING THE PROPOSED TRANSACTION IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus, and other relevant documents filed by the Issuer or New MDC with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by the Issuer or New MDC with the SEC and from the Issuer’s website at http://www.mdc-partners.com.

The URLs in this announcement are intended to be inactive textual references only. They are not intended to be active hyperlinks to websites. The information on such websites, even if it might be accessible through a hyperlink resulting from the URLs or referenced herein, is not and shall not be deemed to be incorporated into this announcement. No assurance or representation is given as to the suitability or reliability for any purpose whatsoever of any information on such websites.

No Offer or Solicitation

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that the Issuer or New MDC may file with the SEC in connection with the Proposed Transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The Proposed Transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

The Issuer, New MDC and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the Issuer’s shareholders with respect to the approvals required to complete the Proposed Transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Proposed Transaction, by security holdings or otherwise, is set forth in the Proxy Statement/Prospectus filed with the SEC. Information regarding the Issuer’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by the Issuer with the SEC on May 10, 2021 and in the Annual Report on Form 10-K filed by the Issuer with the SEC on March 16, 2021, as amended on April 27, 2021 and in the Quarterly Report on Form 10-Q filed by the issuer with the SEC on May 10, 2021. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting is included in the Proxy Statement/Prospectus filed with the SEC. These documents are available to the shareholders of the Issuer free of charge from the SEC’s website at www.sec.gov and from the Issuer’s website at www.mdc-partners.com.

You must not construe the contents of this document as legal, tax, regulatory, financial, accounting or other advice, and you are urged to consult with your own advisors with respect to legal, tax, regulatory, financial, accounting and other consequences of the Proposed Transaction, the suitability of the Proposed Transaction for you and other relevant matters concerning the Proposed Transaction.